UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 5, 2005

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 5, 2005, the Board of Directors (the "Board") of Newfield Exploration Company (the "Company") amended each of the Company's omnibus stock plans (1995, 1998, 2000 and 2004) to provide that upon a “change of control,” as defined in the Company’s Change of Control Severance Plan, or at such earlier time as the Compensation & Management Development Committee of the Board may provide, all options then outstanding under each of the omnibus stock plans shall automatically be fully exercisable. Each of the amendments has been filed as an exhibit to this report.

Item 8.01	Other Events

On May 5, 2005, the Board declared a two-for-one split of the Company's common stock to be effected in the form of a stock dividend. The Board established May 16, 2005 as the record date for the stock split and May 25, 2005 as the date for distributing the additional shares.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

99.1	Second Amendment to Newfield Exploration Company 1995 Omnibus Stock Plan

99.2	Third Amendment to Newfield Exploration Company 1998 Omnibus Stock Plan

99.3	Second Amendment to Newfield Exploration Company 2000 Omnibus Stock Plan

(As Amended and Restated Effective February 14, 2002)

99.4	First Amendment to Newfield Exploration Company 2004 Omnibus Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date:   May 5, 2005                                                                    By:   /s/ TERRY W. RATHERT

Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Second Amendment to Newfield Exploration Company 1995 Omnibus Stock Plan

99.2	Third Amendment to Newfield Exploration Company 1998 Omnibus Stock Plan

99.3	Second Amendment to Newfield Exploration Company 2000 Omnibus Stock Plan

(As Amended and Restated Effective February 14, 2002)

99.4	First Amendment to Newfield Exploration Company 2004 Omnibus Stock Plan

Exhibit 99.1

SECOND AMENDMENT TO

NEWFIELD EXPLORATION COMPANY

1995 OMNIBUS STOCK PLAN

WHEREAS, Newfield Exploration Company (the “Company”) has heretofore adopted the Newfield Exploration Company 1995 Omnibus Stock Plan (the “Plan”) for the benefit of certain employees of the Company; and

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of May 5, 2005:

1.             Paragraph (c) of Section IX of the Plan shall be deleted and the following shall be substituted therefor:

(c)          Change of Control.      Notwithstanding any provision herein or in any Award agreement to the contrary, (i) upon a Change of Control all Restricted Stock Awards then outstanding shall automatically be fully vested and nonforfeitable and (ii) upon a “change of control,” as defined in the Company’s Change of Control Severance Plan, or at such earlier time as the Committee may provide, all Options then outstanding shall automatically be fully exercisable. Further, upon a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, may, no later than ten days after the approval by the stockholders of the Company of such Change of Control (other than of the type described in clause (v) of the definition of “Change of Control”) or no later than thirty days after a Change of Control of the type described in clause (v) of the definition of “Change of Control,” effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (A) accelerate the time at which Options then outstanding may be exercised, (B) require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate, in its sole discretion, to reflect such Change of Control (provided, however, that the Committee may, in its sole discretion, determine that no adjustment is necessary to Options then outstanding), or (D) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option thereafter covers the number and class of shares of stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such transaction, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions of this Paragraph IX(c) shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

2.	As amended hereby, the Plan is specifically ratified and reaffirmed.

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Exhibit 99.2

THIRD AMENDMENT TO

NEWFIELD EXPLORATION COMPANY

1998 OMNIBUS STOCK PLAN

WHEREAS, Newfield Exploration Company (the “Company”) has heretofore adopted the Newfield Exploration Company 1998 Omnibus Stock Plan (the “Plan”) for the benefit of certain employees of the Company; and

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of May 5, 2005:

1.             Paragraph (c) of Section IX of the Plan shall be deleted and the following shall be substituted therefor:

(c)          Change of Control.      Notwithstanding any provision herein or in any Award agreement to the contrary, (i) upon a Change of Control all Restricted Stock Awards then outstanding shall automatically be fully vested and nonforfeitable and (ii) upon a “change of control,” as defined in the Company’s Change of Control Severance Plan, or at such earlier time as the Committee may provide, all Options then outstanding shall automatically be fully exercisable. Further, upon a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, may, no later than ten days after the approval by the stockholders of the Company of such Change of Control (other than of the type described in clause (v) of the definition of “Change of Control”) or no later than thirty days after a Change of Control of the type described in clause (v) of the definition of “Change of Control,” effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (A) accelerate the time at which Options then outstanding may be exercised, (B) require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate, in its sole discretion, to reflect such Change of Control (provided, however, that the Committee may, in its sole discretion, determine that no adjustment is necessary to Options then outstanding), or (D) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option thereafter covers the number and class of shares of stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such transaction, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions of this Paragraph IX(c) shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

2.	As amended hereby, the Plan is specifically ratified and reaffirmed.

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Exhibit 99.3

SECOND AMENDMENT TO

NEWFIELD EXPLORATION COMPANY

2000 OMNIBUS STOCK PLAN

(As Amended and Restated Effective February 14, 2002)

WHEREAS, Newfield Exploration Company (the “Company”) has heretofore adopted the Newfield Exploration Company 2000 Omnibus Stock Plan (As Amended and Restated Effective February 14, 2002) (the “Plan”) for the benefit of certain employees of the Company; and

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of May 5, 2005:

1.             Paragraphs (d) and (e) of Section IX of the Plan shall be deleted and the following shall be substituted therefor:

(d)          Change of Control; Automatic Vesting of Awards.      Notwithstanding any provision herein or in any Award agreement to the contrary, (i) upon a Change of Control all Restricted Stock Awards then outstanding shall automatically be fully vested and nonforfeitable and (ii) upon a “change of control,” as defined in the Company’s Change of Control Severance Plan, or at such earlier time as the Committee may provide, all Options then outstanding shall automatically be fully exercisable.

(e)          Change of Control; Discretionary Actions.      Upon a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, may, no later than ten days after the approval by the stockholders of the Company of such Change of Control (other than of the type described in clause (v) of the definition of “Change of Control”) or no later than thirty days after a Change of Control of the type described in clause (v) of the definition of “Change of Control,” effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (i) accelerate the time at which Options then outstanding may be exercised, (ii) require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (iii) make such adjustments to Options then outstanding as the Committee deems appropriate, in its sole discretion, to reflect such Change of Control (provided, however, that the Committee may, in its sole discretion, determine that no adjustment is necessary to Options then outstanding), or (iv) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option thereafter covers the number and class of shares of stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such transaction, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions of Paragraphs IX(d) and IX(e) shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

2.	As amended hereby, the Plan is specifically ratified and reaffirmed.

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Exhibit 99.4

FIRST AMENDMENT TO

NEWFIELD EXPLORATION COMPANY

2004 OMNIBUS STOCK PLAN

WHEREAS, Newfield Exploration Company (the “Company”) has heretofore adopted the Newfield Exploration Company 2004 Omnibus Stock Plan (the “Plan”) for the benefit of certain employees of the Company; and

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of May 5, 2005:

1.             Paragraphs (d) and (e) of Section IX of the Plan shall be deleted and the following shall be substituted therefor:

(d)          Change of Control; Automatic Vesting of Awards.      Notwithstanding any provision herein or in any Award agreement to the contrary, (i) upon a Change of Control all Restricted Stock Awards then outstanding shall automatically be fully vested and nonforfeitable and (ii) upon a “change of control,” as defined in the Company’s Change of Control Severance Plan, or at such earlier time as the Committee may provide, all Options then outstanding shall automatically be fully exercisable.

(e)          Change of Control; Discretionary Actions.      Upon a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, may, no later than ten days after the approval by the stockholders of the Company of such Change of Control (other than of the type described in clause (v) of the definition of “Change of Control”) or no later than thirty days after a Change of Control of the type described in clause (v) of the definition of “Change of Control,” effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (i) accelerate the time at which Options then outstanding may be exercised, (ii) require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (iii) make such adjustments to Options then outstanding as the Committee deems appropriate, in its sole discretion, to reflect such Change of Control (provided, however, that the Committee may, in its sole discretion, determine that no adjustment is necessary to Options then outstanding), or (iv) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option thereafter covers the number and class of shares of stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such transaction, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions of Paragraphs IX(d) and IX(e) shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

2.	As amended hereby, the Plan is specifically ratified and reaffirmed.

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